SECOND AMENDMENT
                      TO THE WESTPORT BANK & TRUST COMPANY
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


                  WHEREAS, Westport Bancorp, Inc. (the "Company") and The Westport Bank & Trust Company (the "Bank") have heretofore adopted The Westport Bank & Trust Company Supplemental Executive Retirement Plan, as amended (the "SERP"); and

                  WHEREAS, the Company and the Bank have heretofore entered into Participation Agreements concerning the SERP with Michael H. Flynn, Thomas P. Bilbao and Arnold Levine (collectively, the "Participants"); and

                  WHEREAS, the Company and the Bank, with the consent of the Participants, desire to amend the SERP as set out herein; and

                  WHEREAS, this Second Amendment has been adopted by the Boards of Directors of the Company and the Bank;

                  NOW, THEREFORE, the SERP is hereby amended as follows, effective immediately:

                  1. Section 1.6 of the SERP is hereby amended to read in its entirety as follows:

                  "Change of Control" shall mean and shall be deemed to have occurred if:

                           (i) 25 percent or more of ownership,  control,  power
                  to vote, or beneficial ownership of any class of voting securities of the Company is acquired by any person, either directly or indirectly or acting through one or more other persons;

                           (ii) any person  (other  than any  person  named as a
                  proxy in connection with any solicitation on behalf of the Board of Directors of the Company) holds revocable or irrevocable proxies, as to the election or removal of three or more directors of the Company, for 25 percent or more of the total number of voting shares of the Company;

                           (iii)  any  person  has   received   all   applicable
                  regulatory approvals to acquire control of the Company;

                           (iv) any person has commenced a cash tender or exchange offer, or entered into an agreement or received an option, to acquire beneficial ownership of 25 percent or more of the total number of voting shares of the Company, whether or not any requisite regulatory

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                  approval for such acquisition has been received, provided that a Change of Control will not be deemed to have occurred under this clause (iv) unless the Board of Directors of the Company has made a determination that such action constitutes or will constitute a Change of Control;

                           (v) as the result of, or in connection with, any cash
                  tender or exchange offer, merger, or other business combination, sale of assets or contested election, or any combination of the foregoing transactions, (A) the persons who were directors of the Company before such transaction shall cease to constitute at least a majority of the Board of Directors of the Company or its successor or (B) the persons who were stockholders of the Company immediately before such transaction do not own more than 50 percent of the outstanding voting stock of the Company or its successor immediately after such transaction; or

                           (vi) the Company's  beneficial ownership of the total
                  number of voting shares of the Bank is reduced to less than 50 percent.

                  For purposes of this Section, a "person" includes an individual, corporation, partnership, trust, association, joint venture, pool, syndicate, unincorporated organization, joint-stock company or similar organization or entity or group acting in concert. A person for these purposes shall be deemed to be a "beneficial owner" as that term is used in Rule 13d-3 under the Securities Exchange Act of 1934.

                  2. The first sentence of Section 2.4(a) is amended to read as follows:

                  In the case of a Participant whose Termination of Employment occurs before his Early Retirement Date, distribution of payments under Section 2.2 shall begin on the first day of the calendar month next following the Participant's Normal Retirement Date.

                  3. The first sentence of Article 3 is amended to read as follows:

                  In the case of a Participant who has an "Actual Termination" or a "Constructive Termination" (as defined below) in connection with or following a Change of Control, for purposes of applying Section 2.3, such Participant shall be deemed to be two years older than his actual age at such time and shall be deemed to have two additional Years of Service.

                  4. In all other respects, the SERP shall continue in full force and effect.

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The  undersigned  Secretary  of the  Company  and the  Bank  certifies  that the foregoing Second Amendment to The Westport Bank & Trust Company Supplemental Executive Retirement Plan was duly adopted by the Boards of Directors of the Company and the Bank, respectively, at meetings held on May 16, 1996.


                                                /s/ John J. Henchy
                                                --------------------------------
                                                John J. Henchy



                                                CONSENTED AND AGREED TO:


                                                /s/ Michael H. Flynn
                                                --------------------------------
                                                Michael H. Flynn


                                                /s/ Thomas P. Bilbao
                                                ---------------------
                                                Thomas P. Bilbao


                                                /s/ Arnold Levine
                                                --------------------------------
                                                Arnold Levine


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